Avenue Mutual Funds Trust

Supplement dated February 13, 2018 to the Prospectus dated February 28, 2017, as supplemented from time to time (the "Prospectus"); and to the Statement of Additional Information dated
February 28, 2017, as supplemented from time to time (the "SAI")

Disclosure Related to Avenue Credit Strategies Fund
(the "Fund")

The Board of Trustees of Avenue Mutual Funds Trust (the "Trust") has approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the "Liquidation") on or about March 14, 2018 ("Liquidation Date"). This date may be changed without notice at the discretion of the Trust's officers.

Suspension of Sales. Effective February 14, 2018, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends). The Fund may deviate from its investment objective at any time prior to the Liquidation Date.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Avenue Capital Management II, L.P., the investment adviser to the Fund, intends to distribute substantially all of the Fund's net investment income prior to the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "Shareholder Information—Redemption of Fund Shares" in the Prospectus. The Fund will waive any applicable redemption fee for shares redeemed on or after February 14, 2018.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See "Shareholder Information—Tax Consequences" in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 617-662-7300.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS